Exhibit 10.06
PROMISSORY NOTE
PAYCHECK PROTECTION PROGRAM
U.S. SMALL BUSINESS ADMINISTRATION

SBA Loan #	81081173-06
Date	5/7/2020
Loan Amount	$9,999,995
Interest Rate	1.00%
Operating Company
SBA Loan Name	Amyris, Inc.
Borrower	Amyris, Inc.
Lender	Bank of the West

1.  PROMISE TO PAY:
In return for the Loan, Borrower promises to pay to the order of Lender the amount of
$9,999,995______________________________________and no/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.
2.  DEFINITIONS:

“Amortization Commencement Date” means the date that is the six (6) month anniversary of the date of initial disbursement on this Note.
“Deferral Period” means a period of six (6) months commencing with the date of initial disbursement on this Note and ending on the day immediately preceding the six (6) month anniversary of such date.
“Loan” means the loan evidenced by this Note.
“Loan Documents” means the documents related to this loan signed by Borrower.
“Maturity Date” shall mean the date that is the two year anniversary of the date of initial disbursement on this Note.
“SBA” means the Small Business Administration, an Agency of the United States of America.

Exhibit 10.06
3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:
The interest rate is 1.00% per annum, fixed for the term of the Note.

Principal and interest payments are deferred during the first six (6) months of the term of this Note
(the “Deferral Period”). Interest will continue to accrue on the outstanding principal balance during the Deferral Period.

After proceeds of this Note have been expended by Borrower, but not sooner than eight weeks after the date of initial disbursement on this Note, Borrower may submit to Lender a request for forgiveness of the Loan. Borrower must submit all documentation required by Lender to verify number of full-time equivalent employees and pay rates, as well as the payments on eligible mortgage, lease, and utility obligations, certifying that the documents are true and that Borrower used the forgiveness amount to keep employees and make eligible mortgage interest, rent, and utility payments. Lender will notify Borrower within 60 days whether all or part of the requested forgiveness of the Loan has been approved.

If the entire principal balance of this Note and accrued interest is not forgiven before the end of the
Deferral Period, then the principal balance together with and all accrued and unpaid interest outstanding on the Amortization Commencement Date shall be paid in eighteen (18) monthly payments, commencing in the month immediately following the Amortization Commencement Date and continuing each month thereafter until the Maturity Date; provided, however, that the last monthly installment shall be on the Maturity Date and shall be in an amount equal to all principal and accrued interest outstanding on the Maturity Date. Monthly payments will be in an amount determined by the Lender to be the amount necessary to fully amortize the principal and interest outstanding on the Amortization Commencement Date over the remaining term of this Note.

Payment must be made on the fifth calendar day in the month it is due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives payment, then bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Borrower may prepay this Note at any time without penalty. Borrower must:

a. Give Lender written notice; and

b. Pay all accrued interest.

All remaining principal and accrued interest is due and payable two (2) years from the date of initial disbursement.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this
Note, or if Borrower or Operating Company:

A.  Fails to do anything required by this Note and other Loan Documents;
B.  Defaults on any other loan with Lender;
C.  Does not disclose, or anyone acting on their behalf does not disclose, any material fact to

Exhibit 10.06
Lender or SBA;
D.  Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.  Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
H.  Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.  Has a receiver or liquidator appointed for any part of their business or property;
J.  Makes an assignment for the benefit of creditors;
K.  Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
L.  Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
M.  Becomes the subject of a civil or criminal action that Lender believes may materially affect
Borrower’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.  Require immediate payment of all amounts owing under this Note;
B.  Collect all amounts owing from Borrower; and
C.  File suit and obtain judgment.

6. LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.  Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
B.  Release anyone obligated to pay this Note;
C.  Take any action necessary to collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations, Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of
SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A.  All individuals and entities signing this Note are jointly and severally liable.
B.  Borrower waives all suretyship defenses.

Exhibit 10.06
C.  Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.
D.  Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.  Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.  If any part of this Note is unenforceable, all other parts remain in effect.
G.  To the extent allowed by law, Borrower waives all demands and notices in connection with  this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS: If Borrower is located in any of the following states, the clause indicated for such state is incorporated herein:

MISSOURI.

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Borrowers(s)) and us (Creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

OREGON.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY
LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR
PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S
RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN
AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

WASHINGTON.

Oral agreements or oral commitments to loan money, extend credit or to forbear from enforcing
Repayment of a debt are not enforceable under Washington law.

WISCONSIN.

Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

11. BORROWER’S NAME(S) AND SIGNATURE(S):

        By signing below, each individual or entity becomes obligated under this Note as Borrower.

/s/ John Melo         5/7/2020
Signature of Authorized Representative of Applicant    Date

John Melo         President & CEO
Print Name         Title